[____________] MONEY MARKET CUMULATIVE PREFERRED(R) (MMP) SHARES

                            FIRST TRUST/FOUR CORNERS
                        SENIOR FLOATING RATE INCOME FUND

                   (Liquidation Preference $25,000 per Share)


                             UNDERWRITING AGREEMENT





                                                              November __, 2003


LEHMAN BROTHERS INC.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         First Trust/Four Corners Senior Floating Rate Income Fund, a Massachusetts business trust (the "Fund"), proposes to, subject to the terms and conditions stated herein, issue and sell to Lehman Brothers Inc. (the "Underwriter") _____ shares of its Money Market Cumulative Preferred(R) Shares, par value $0.01 per share, with a liquidation preference of $25,000 per share (the "MMP Shares"). The Fund, the Fund's investment adviser, First Trust Advisors L.P., an Illinois limited partnership (the "Investment Adviser" or "First Trust"), and the Fund's Subadviser, Four Corners Capital Management, LLC, a Delaware limited liability company (the "Subadviser," and together with the Investment Adviser, the "Advisers"), each wishes to confirm its agreement concerning the purchase of the MMP Shares from the Fund by the Underwriter.

         The Fund has entered into an Investment Management Agreement with the Investment Adviser dated September 25, 2003 (the "Management Agreement"), a Custodian Services Agreement with PFPC Trust Company ("PFPC") dated September 25, 2003 (the "Custodian Agreement"), a Transfer Agency Services Agreement with PFPC, Inc. dated September 25, 2003 (the "Transfer Agency Agreement"), an Administration and Accounting Services Agreement with PFPC, Inc. dated September 25, 2003 (the "Administration Agreement") and an Auction Agency Agreement, including the form of Broker-Dealer Agreement, with Deutsche Bank Trust Company Americas dated November __, 2003 (the "Auction Agreement"). Collectively, the Management Agreement, the Custodian Agreement, the Transfer Agency Agreement, the Administration Agreement and the Auction Agreement are referred to herein as the "Fund Agreements." The Investment Adviser has entered into a Sub-Advisory

Agreement with the Subadviser dated September 25, 2003 (the "Sub-Advisory Agreement"). This Underwriting Agreement is herein referred to as the "Agreement."

         Section 1. Representations, Warranties and Agreements of the Fund and the Advisers. The Fund and the Investment Advisers jointly and severally represent, warrant and agree with respect to Section 1, and the Fund and the Advisers jointly and severally represent, warrant and agree, with respect to Sections 1(a), (b), (c), (g), (h), (k), (l), (o), (p), (q), (r), (s), (t), (x),
(y), (aa) (bb) and (cc), and, the Sub-Adviser severally represents, warrants and agrees, as to itself with respect to Sections 1(e), (i), (u), (v), (w) and (y), that:

         (a) A registration statement on Form N-2 (Files No. 333-109680 and 811-21344) as amended by Pre-Effective Amendment No. 1 (Files No. 333-109680 and 811-21344) with respect to the MMP Shares has (i) been prepared by the Fund in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the United States Securities and Exchange Commission (the "Commission") promulgated under the Securities Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations," and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations"), (ii) been filed with the Commission under the Securities Act and the 1940 Act and (iii) become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and each of the amendments thereto have been delivered by the Fund to you. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus and related statement of additional information included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Fund with your consent pursuant to Rule 497(a) of the 1933 Act Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497 of the 1933 Act Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and "Prospectus" means the prospectus and the statement of additional information filed with the Commission pursuant to Rule 497(h) of the Securities Act. If the Fund has filed a registration statement to register additional MMP Shares pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

         (b) A notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification") has been prepared by the Fund in conformity with the 1940 Act and has been filed with the Commission. The Fund has not received any notice from the Commission with respect to the Notification.

         (c) The Registration Statement and the 1940 Act Notification conform, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act, the 1940 Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and the 1940 Act Notification and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement, the 1940 Act Notification or the Prospectus in reliance upon and in conformity with written information furnished to the Fund through you or on your behalf specifically for inclusion therein.

         (d) The Fund has been duly formed and is validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts, is duly registered and qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either) requires such qualification, and has all statutory trust power and authority necessary to own or hold property and to conduct the business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either), except where the failure to so qualify or to be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or other), business, prospects, management, shareholders' equity or results of operations of the Fund (a "Material Adverse Effect"). The Fund has no subsidiaries.

         (e) The Fund has an authorized capitalization as set forth in the Registration Statement and the Prospectus. All of the issued shares of beneficial interest of the Fund have been duly and validly authorized and issued, are fully paid and (except as described in the Prospectus under "Certain Provisions of the Declaration of Trust") non-assessable and conform to the description thereof contained in the Registration Statement and the Prospectus (and any amendment or supplement to either).

         (f) The MMP Shares to be issued and sold by the Fund to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and (except as described in the Prospectus under "Certain Provisions of the Declaration of Trust") non-assessable; and the MMP Shares will conform to the description thereof contained in the Registration

Statement and the Prospectus (and any amendment or supplement to either). Upon payment for and delivery of the MMP Shares to be sold by the Fund pursuant to this Agreement, the Underwriter will acquire good and valid title to the MMP Shares, in each case free and clear of all liens, encumbrances, equities, preemptive rights, subscription rights, or any other claim of any third party and the MMP Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

         (g) This Agreement, each of the Fund Agreements and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the Fund and constitute valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (h) None of the execution, delivery and performance of this Agreement by the Fund, the performance of the Fund Agreements or the Sub-Advisory Agreement by the Fund or the consummation of the transactions contemplated hereby and thereby (i) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Fund, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Fund is a party or by which the Fund is bound or to which any of the property or assets of the Fund is subject, (ii) result in any violation of the provisions of the Declaration of Trust (the "Declaration of Trust") or by-laws of the Fund or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Fund or any of its properties or assets, except in the case of clauses (i) and (iii), such conflicts, breaches or violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and except for the registration of the MMP Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the MMP Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Fund, the performance of the Fund Agreements or the Sub-Advisory Agreement by the Fund or the consummation of the transactions contemplated hereby and thereby.

         (i) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Fund, the performance of the Fund Agreements or the Sub-Advisory Agreement by the Fund or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained and such as may be required under the Securities Act, the Exchange Act or the 1940 Act, or applicable state securities laws in connection with the purchase and distribution of the MMP Shares by the Underwriter.

         (j) There are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund owned or to be owned by such person or to require the Fund to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Fund under the Securities Act. The holders of the Fund's outstanding shares of beneficial interest are not entitled to preemptive or other rights to subscribe for the Shares. There are no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of beneficial interest of or ownership interests in the Fund.

         (k) The Fund has not sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business that has had, or could reasonably be expected to have, a Material Adverse Effect, whether from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date, there has not been any change in the shares of beneficial interest or long-term debt of the Fund or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity, results of operations, business or prospects of the Fund that has had or could reasonably be expected to have a Material Adverse Effect, other than as set forth or contemplated in the Prospectus.

         (l) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the Fund, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         (m) Deloitte & Touche LLP, who have certified the financial statements of the Fund, whose report appears in the Prospectus and who have delivered the letters referred to in Sections 8(g) and (h) hereof, have represented to the Fund that they are independent public accountants as required by the Securities Act, the 1940 Act and the Rules and Regulations.

         (n) The Fund carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and as is customary for closed-end investment funds engaged in similar businesses.

         (o) There are no legal or governmental proceedings pending to which the Fund is a party or of which any property or assets of the Fund is the subject which is reasonably likely to be determined adversely to the Fund and, if determined adversely to the Fund, would be reasonably likely to have a Material Adverse Effect; and to the best of the Fund's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (p) There are no contracts or other documents which are required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the 1940 Act or by the Rules and Regulations which have not been described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement.

         (q) No relationship, direct or indirect, exists between or among the Fund on the one hand, and the trustees, officers, shareholders, suppliers or service providers of the Fund on the other hand, which is required to be described in the Registration Statement or the Prospectus which is not so described.

         (r) Since the date as of which information is given in the Registration Statement and the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Fund has not (i) issued or granted any securities other than the common shares of beneficial interest of the Fund,
(ii) incurred any liability or obligation, direct or contingent, other than non-material liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its common shares of beneficial interest.

         (s) The Fund (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that
(A) transactions are executed in accordance with management's authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"), (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (t) The Fund is not (i) in violation of its Declaration of Trust or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         (u) Neither the Fund nor the Advisers, nor any trustee, director, officer, agent, employee or other person associated with or acting on behalf of the Fund or any of the Advisers, has used any funds of the Fund or the Advisers for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from any funds of the Fund or the Advisers; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (v) Neither the Fund nor any employee or agent of the Fund nor any Adviser has made any payment of funds of the Fund or the Advisers or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus or the Registration Statement which is not so disclosed.

         (w) There are no contracts, agreements or understandings between the Fund or any of the Advisers and any person that would give rise to a valid claim against the Fund or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         (x) The statistical, market-related and industry data included in the Prospectus and the Registration Statement are based on or derived from sources which the Fund believes to be reliable and accurate.

         (y) The Fund, subject to the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the Securities Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the MMP Shares as contemplated by this Agreement.

         (z) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the MMP Shares to facilitate the sale or resale of the MMP Shares.

         (aa) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission, and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby will be, in compliance in all material respects with the terms and provisions of the 1940 Act and the Securities Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules and regulations adopted by the Commission under the Advisers Act (the "Adviser's Act Rules and Regulations"). The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

         (bb) All advertising, sales literature, promotional materials or any other materials or information (including "prospectus wrappers," "broker kits" and any roadshow or investor presentations), whether in oral, printed or electronic form, authorized, provided or prepared by the Fund or the Advisers in connection with the offering and sale of the MMP Shares (collectively, the "Marketing Materials") complied and comply in all material respects with the applicable requirements of the Securities Act, the 1933 Act Rules and Regulations and the rules and interpretations of the National Association of Securities Dealers, Inc. ("NASD") and if required to be filed with the NASD under the NASD's conduct rules were so filed. No Marketing Materials contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (cc) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Adviser's Act Rules and Regulations.

         (dd) The Fund will direct the investment of the proceeds of the offering of the MMP Shares in such a manner as to comply with the requirements of Subchapter M of the Code and intends to qualify as a regulated investment company under Subchapter M of the Code.

         (ee) The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002.

         (ff) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of the Underwriter.

         Section 2. Representations, Warranties and Agreements of the Advisers. Each of the Advisers severally as to itself only and not jointly or as to any other party, represents, warrants and agrees that:

         (a) The Adviser has been duly organized or formed and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of organization or formation, is duly registered and qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either) requires such qualification, and has all partnership or limited liability company power and authority necessary to own or hold their respective properties and to conduct the business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either), except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

         (b) The Adviser is duly registered as an investment adviser under the Advisers Act and there does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which could adversely affect the registration or good standing of the Adviser with the Commission. The Adviser is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements (to which such Adviser is a party) or the Sub-Advisory Agreement as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

         (c) This Agreement, the Fund Agreements (to which such Adviser is a party) and the Sub-Advisory Agreement have each been duly authorized, executed and delivered by such Adviser, and constitute valid and legally binding agreements of such Adviser, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (d) None of the execution, delivery and performance of this Agreement, the performance of the Fund Agreements (to which such Adviser is a party) and the Sub-Advisory Agreement or the consummation of the transactions contemplated hereby and thereby (i) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Fund, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Adviser is a party or by which such Adviser is bound or to which any of the property or assets of such Adviser is subject, (ii) result in any violation of the provisions of the organizational documents or by-laws of such Adviser or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Adviser or any of its properties or assets, except in the case of clauses (i) and (iii), such conflicts, breaches or violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and except for the registration of the MMP Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the MMP Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the performance of the Fund Agreements (to which such Adviser is a party) and the Sub-Advisory Agreement or the consummation of the transactions contemplated hereby and thereby.

         (e) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Fund Agreements (to which such Adviser is a party) and the Sub-Advisory Agreement.

         (f) The Adviser carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its property and as is customary for companies engaged in similar businesses in similar industries.

         (g) The description of such Adviser and its business, and the statements attributable to such Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement to either) complied and comply in all material respects with the provisions of the Securities Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

         (h) There are no legal or governmental proceedings pending to which such Adviser is a party or of which any property or assets of such Adviser is the subject which is reasonably likely to be determined adversely to such Adviser and, if determined adversely to such Adviser, would be reasonably likely to have a Material Adverse Effect; and to the best of such Adviser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (i) Since the date as of which information is given in the Registration Statement and the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, there have been no transactions entered into by such Adviser which are material to such Adviser other than in the ordinary course of its business.

         (j) This Agreement, each of the Fund Agreements (to which such Adviser is a party) and the Sub-Advisory Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

         (k) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), such Adviser has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the MMP Shares to facilitate the sale or resale of the MMP Shares.

         (l) Such Adviser is not (i) in violation of its organizational documents or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         Section 3. Purchase of the Shares by the Underwriter. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Fund agrees to issue and sell to the Underwriter and the Underwriter agrees to purchase from the Fund [___] MMP Shares.

         The price of the MMP Shares shall be $_____ per share.

         The Fund shall not be obligated to deliver any of the MMP Shares on the Delivery Date (as hereinafter defined), except upon payment for all the MMP Shares to be purchased on the Delivery Date as provided herein.

         Section 4. Offering of MMP Shares by the Underwriter. The Underwriter proposes to offer the MMP Shares for sale upon the terms and conditions set forth in the Prospectus.

         Section 5. Delivery of and Payment for the Shares. Delivery of and payment for the MMP Shares shall be made at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 10:00 A.M., New York City time, on November __, 2003 or at such other date or place as shall be determined by agreement between the Underwriter and the Fund (the "Delivery Date"). On the Delivery Date, the Fund shall deliver or cause to be delivered the MMP Shares to the Underwriter through the facilities of the Depository Trust Company against payment to or upon the order of the Fund of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder.

         Section 6. Further Agreements of the Fund and the Advisers. The Fund and the Advisers jointly and severally covenant and agree that:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the Securities Act before the offering of the MMP Shares may commence, to use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the Securities Act as soon as possible; if the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, to file a Prospectus with the Commission pursuant to Rule 497(h) of the 1933 Act Rules and Regulations as promptly as possible, not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; if the Registration Statement does not so omit such information, the Fund will file a Prospectus pursuant to 497(c) or
(j) of the Securities Act as promptly as possible, not later than the fifth business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the MMP Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) To deliver promptly to the Underwriter such number of the following documents as it shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the MMP Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

         (c) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Fund or the Underwriter, be required by the Securities Act or requested by the Commission;

         (d) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations, to furnish a copy thereof to the Underwriter and its counsel and obtain the consent of the Underwriter to the filing, which consent shall not be unreasonably withheld;

         (e) As soon as practicable after the Effective Date, to make generally available to the Fund's security holders and to deliver to the Underwriter an earnings statement of the Fund (which need not be audited) complying with
Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Fund, Rule 158);

         (f) For a period of three years following the Effective Date, to furnish to the Underwriter, to the extent such information is not freely available on the Internet, copies of all materials furnished by the Fund to its shareholders and all public reports and all reports and financial statements furnished by the Fund to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

         (g) Promptly from time to time, to take such action as the Underwriter may reasonably request to qualify the MMP Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the MMP Shares; provided that in connection therewith the Fund shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (h) For a period of 180 days from the date of the Prospectus, not to, without the prior written consent of the Underwriter, directly or indirectly,
(1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any MMP Shares or securities convertible into or exchangeable for MMP Shares, or sell or grant options, rights or warrants with respect to any MMP Shares or securities convertible into or exchangeable for MMP Shares, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such MMP Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of MMP Shares or other securities, in cash or otherwise; and

         (i) To apply the net proceeds from the sale of the MMP Shares in a manner consistent with the investment objectives, policies and restrictions of the Fund as set forth in the Prospectus.

         Section 7. Expenses. The Fund agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the MMP Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act and the 1940 Act of the Registration Statement, the Prospectus, and the 1940 Act Notification and any amendments or supplements and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, and any other related documents in connection with the offering, purchase, sale and delivery of the MMP Shares; (e) the preparation, issuance and delivery of the certificates for the MMP Shares, if any, to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the MMP Shares to the Underwriter, (f) any applicable listing or other fees including the fees paid to the rating agencies in connection with the rating of the MMP Shares; (g) the fees and expenses of qualifying the MMP Shares under the securities laws of the several jurisdictions as provided in Section 6(g) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter which shall not exceed $5,000); (h) all costs and reasonable expenses of the Underwriter, other than the fees and disbursements of counsel; (i) the fees and expenses of the Fund's accountants and the fees and expenses of counsel for the Fund, of the transfer agent and the auction agent as set forth in the Auction Agreement; and (j) all other costs and reasonable expenses incident to the performance of the obligations of the Fund under this Agreement. The Investment Adviser will pay (x) all of the Fund's organizational expenses and (y) to the extent that the aggregate of the foregoing costs and expenses incidental to the performance of the obligations (other than organizational expenses) of the Fund under this Agreement exceed $______, all such costs and expenses.

         Section 8. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Fund and each of the Advisers contained herein, to the performance by the Fund and each of the Advisers of their respective obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Auction Agreement, the MMP Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Fund shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (c) Chapman and Cutler LLP, as counsel to the Fund, shall have furnished to the Underwriter their written opinion, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                  (i) The Fund is duly registered and qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either) requires such qualification;

                  (ii) All of the issued shares of beneficial interest of the Fund were issued in compliance with federal and state securities laws;

                  (iii) The MMP Shares conform in all material respects to the statements concerning them contained in the Prospectus and except as described in the Prospectus under "Certain Provisions of the Declaration of Trust," there are no restrictions upon the voting or transfer of any of the Shares pursuant to the Fund's Declaration of Trust or by-laws or any agreement or other instrument known to such counsel; except for the restrictions on transfer on the MMP Shares contained in the Auction Agreement;

                  (iv) The Fund is not (i) in violation of its Declaration of Trust or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect;

                  (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Fund is a party or of which any property or assets of the Fund is the subject which is reasonably likely to be determined adversely to the Fund and, if determined adversely to the Fund, would be reasonably likely to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vi) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the Rule 497 of the 1933 Act Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                  (vii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Fund prior to the Delivery Date (except for the financial statements and related schedules therein, as to which such counsel need express no belief) comply as to form in all material respects with the requirements of the Securities Act, the 1940 Act and the Rules and Regulations;

                  (viii) The statements contained in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion), insofar as they describe matters of law, legal proceedings, legal conclusions, the Fund's Declaration of Trust and bylaws, contracts, agreements or other legal documents or refer to federal statutes, rules and regulations, are correct in all material respects and constitute a fair summary thereof;

                  (ix) There are no contracts or other documents which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the 1940 Act or by the Rules and Regulations which have not been described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement;

                  (x) This Agreement and each of the Fund Agreements has been duly authorized, executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, and, with respect to the Fund Agreements, are enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (xi) None of the issue and sale of the MMP Shares being delivered on the Delivery Date by the Fund pursuant to this Agreement, the execution, delivery and performance by the Fund of this Agreement, the performance by the Fund of each of the Fund Agreements or the consummation of the transactions contemplated hereby and thereby (i) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Fund, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Fund is a party or by which the Fund is bound or to which any of the property or assets of the Fund is subject, (ii) result in any violation of the provisions of the Declaration of Trust or by-laws of the Fund or (iii) result in the violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Fund or any of their properties or assets, except in the case of clauses (i) and (iii), such conflicts, breaches or violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and, except for the registration of the MMP Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the MMP Shares by the

         Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the performance of the Fund Agreements by the Fund or the consummation of the transactions contemplated hereby, except for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made;

                  (xii) This Agreement, the Fund Agreements and the Sub-Advisory Agreement comply in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the 1940 Act Rules and Regulations and the Advisers Act Rules and Regulations;

                  (xiii) The description of each Adviser and its business, and the statements attributable to each Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the Securities Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

                  (xiv) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund owned or to be owned by such person or to require the Fund to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Fund under the Securities Act;

                  (xv) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission, and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations and, to the best of such counsel's knowledge after reasonable inquiry, the Fund has not received any notice from the Commission pursuant to
         Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them);

                  (xvi) All required action has been taken by the Fund under the Securities Act, the Exchange Act and the 1940 Act to make the public offering and consummate the sale of the MMP Shares pursuant to this Agreement; the provisions of the Declaration of Trust and by-laws of the Fund comply as to form in all material respects with the requirements of the 1940 Act; the provisions of the Declaration of Trust and by-laws of the Fund and the investment policies and restrictions described in the Prospectus under the heading "The Fund's Investments" comply in all material respects wit the requirements of the 1940 Act; and

                  (xvii) The statements made in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) under the caption "Federal Income Tax Matters" to the extent they describe or summarize tax laws, legal conclusions, doctrines or practices of the United States, are materially correct.

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Illinois. To the extent such counsel deems proper and to the extent specified in such opinion, such counsel may rely, as to matters involving the application of laws of the Commonwealth of Massachusetts upon the opinion of Bingham McCutchen LLP or other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to the Underwriter; provided that such reliance is expressly authorized by the opinion so relied upon and a copy of each such opinion is delivered to the Underwriter and is, in form and substance, satisfactory to Underwriter and its counsel.

         Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Fund in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that the Registration Statement (except for the financial statements and related schedules therein, as to which such counsel need express no belief) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except for the financial statements and related schedules therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as set forth in clause (viii) above).

         (d) Bingham McCutchen LLP as counsel to the Fund, shall have furnished to the Underwriter their written opinion, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                  (i) The Fund has been duly formed and is validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts, and has all statutory trust power and authority necessary to own or hold property and to conduct the business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either), except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect;

                  (ii) The Fund has an authorized capitalization as set forth in the Registration Statement and the Prospectus (or any amendment or supplement thereto through the date of the opinion). All of the issued shares of beneficial interest of the Fund have been duly and validly authorized and issued, are fully paid and (except as described in the Prospectus under "Certain Provisions of the Declaration of Trust") non-assessable and conform to the description thereof contained in the Registration Statement and the Prospectus (or any amendment or supplement thereto through the date of the opinion). The MMP Shares being delivered on the Delivery Date to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor will be duly and validly issued, fully paid and (except as described in the Prospectus under "Certain Provisions of the Declaration of Trust") non-assessable; and

                  (iii) Except as described in the Prospectus under the heading "Certain Provisions of the Declaration of Trust" there are no preemptive rights to subscribe for or to purchase any of the Shares pursuant to the Fund's Declaration of Trust or by-laws or any agreement or other instrument known to such counsel; except for the restrictions on transfer of the MMP Shares contained in the Auction Agreement.

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the General Corporation Law of the Commonwealth of Massachusetts.

         Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Advisers in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that the Registration Statement (except for the financial statements and related schedules therein, as to which such counsel need express no belief) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as stated above) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

         (e) Counsel to each of the Advisers, shall have furnished to the Underwriter their written opinion, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                  (i) Each Adviser has been duly incorporated, organized or formed and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation, is duly registered and qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either) requires such qualification, and has all partnership or limited liability company power and authority necessary to own or hold their respective properties and to conduct the business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either), except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect;

                  (ii) Each Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements (to which each Adviser is a party) or the Sub-Advisory Agreement as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto);

                  (iii) This Agreement, the Management Agreement and the Sub-Advisory Agreement have each been duly authorized, executed and delivered by each Adviser that is a party to such agreement, and constitute the valid and legally binding agreements of each Adviser, and, with respect to the Management Agreement and the Sub-Advisory Agreement are enforceable against each Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of each Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (iv) None of the execution, delivery and performance of this Agreement by each Adviser that is a party to this Agreement, the performance of the Management Agreement and the Sub-Advisory Agreement by each Adviser that is a party to such agreement or the consummation of the transactions contemplated hereby and thereby (i) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Adviser, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Adviser is a party or by which such Adviser is bound or to which any of the property or assets of such Adviser is subject, (ii) result in any violation of the provisions of the organizational documents or by-laws of such Adviser or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Adviser or any of its properties or assets, except in the case of clauses (i) and (iii), such conflicts, breaches and violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and except for the registration of the MMP Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange

         Act and applicable state securities laws in connection with the purchase and distribution of the MMP Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the performance of the Management Agreement and the Sub-Advisory Agreement or the consummation of the transactions contemplated hereby and thereby; and

                  (v) The Adviser is not (i) in violation of its organizational documents or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and

                  (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any Adviser is a party or of which any property or assets of any Adviser is the subject which is reasonably likely to be determined adversely to such Adviser and, if determined adversely to such Adviser, would be reasonably likely to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the General Corporation Law of the State of Delaware, and the laws of the State of Illinois or the State of California, as the case may be. To the extent such counsel deem proper and to the extent specified in such opinion, such counsel may rely, as to matters involving the application of laws of the Commonwealth of Massachusetts upon the opinion of Bingham McCutchen LLP or other counsel of good standing whom such counsel believe to be reliable and who are satisfactory to the Underwriter; provided that such reliance is expressly authorized by the opinion so relied upon and a copy of each such opinion is delivered to the Underwriter and is, in form and substance, satisfactory to the Underwriter and its counsel.

         Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Advisers in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that the Registration Statement (except for the financial statements and related schedules therein, as to which such counsel need express no belief) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as stated above) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

         (f) The Underwriter shall have received from Morrison & Foerster LLP, counsel for the Underwriter, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the MMP Shares, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Fund shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (g) At the time of execution of this Agreement, the Underwriter shall have received from Deloitte & Touche LLP a letter or letters, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

         (h) With respect to the letter or letters of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the "Initial Letter"), the Fund shall have furnished to the Underwriter a letter (the "Bring-down Letter") of such accountants, addressed to the Underwriter and dated the Delivery Date
(i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

         (i) The Fund shall have furnished to the Underwriter on the Delivery Date a certificate, dated the Delivery Date, of its Chairman of the Board of Trustees, its President or a Vice President and its Treasurer or an Assistant Treasurer stating that:

                  (i) The representations, warranties and agreements of the Fund in Section 1 are true and correct as of the date hereof and as of the Delivery Date; the Fund has complied with all its agreements contained herein prior to or on the Delivery Date; and the conditions set forth in Section 8 have been fulfilled;

                  (ii) Since the respective dates as of which information is given in the Prospectus, other than as set forth in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has not occurred any change or any development that might have a material adverse effect on the business, prospects, financial condition or results of operations of the Fund, (B) there has not been any change in the shares of beneficial interest, short-term debt or long-term debt of the Fund that might have a material adverse effect on the business, prospects, financial condition or results of operations of the Fund, (C) the Fund has not incurred any material liability or obligation, direct or contingent, (D) there has not occurred a material loss or interference with the Fund's business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (E) the Fund has not declared or paid any dividend on its common shares of beneficial interest, except for dividends declared in the ordinary course of business and consistent with past practice, and, except as set forth in or contemplated by the Prospectus, the Fund has not entered into any transaction (other than purchases and sales of portfolio transactions) or agreement (other than investment-related agreements) material to the Fund; and

                  (iii) They examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date and the Delivery Date, the Prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) since the Effective Date, no event has occurred which should have been set forth in a supplement to, or amendment of, the Prospectus which has not been set forth in such a supplement or amendment.

         (j) First Trust shall have furnished to the Underwriter on the Delivery Date a certificate, dated the Delivery Date, of the Chairman of its Board of Directors, President or a Vice President and the chief financial officer of The Charger Corporation, First Trust's general partner, dated the Delivery Date, stating that:

                  (i) The representations, warranties and agreements of First Trust in the Auction Agreement and the Underwriter Participation

         Agreement are true and correct as of the date hereof and as of the Delivery Date, and First Trust has complied with all its agreements contained therein; and

                  (ii) They examined the Registration Statement and the Prospectus and, in their opinion (and in forming such opinion each officer may rely on information provided by the other parties to this Agreement) (A) as of the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date and the Delivery Date, the Prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) since the Effective Date, no event has occurred which should have been set forth in a supplement to, or amendment of, the Prospectus which has not been set forth in such a supplement or amendment.

         (k) The Fund shall not have sustained since the date of the latest audited financial statements included in the Prospectus (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (B) since such date, there shall not have been any change in the shares of beneficial interest, short-term debt or long-term debt of the Fund or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, prospects, shareholders' equity or results of operations of the Fund, otherwise than as described or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the MMP Shares being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus and in this Agreement.

         (l) Each of the Advisers shall have furnished to the Underwriter a certificate, dated the Delivery Date, of its Chairman of the Board of Directors, its President, its Chief Executive Officer or a Vice President and its chief financial officer, Controller or Assistant Controller stating that:

                  (i) The representations, warranties and agreements of such Adviser in Sections 1 and 2 are true and correct as of the date hereof and as of the Delivery Date; and such Adviser has complied with all its agreements contained herein;

                  (ii) They examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date and the Delivery Date, the Prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) since the Effective

         Date, no event has occurred which should have been set forth in a supplement to, or amendment of, the Prospectus which has not been set forth in such a supplement or amendment; and

                  (iii) Such Adviser is not (i) in violation of its organizational documents or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and
         (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         (m) The Fund shall have furnished to the Underwriter a report showing compliance with the asset coverage requirements of the 1940 Act and the 1940 Act MMP Shares Asset Coverage (as defined in the Registration Statement), each dated the Delivery Date and in form and substance satisfactory to the Underwriter. Each such report shall assume the receipt of the net proceeds from the sale of the MMP Shares and may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Delivery Date, provided, however, that the Fund represents in such report that its total net assets as of the Delivery Date have not declined by 5% or more from such valuation date.

         (n) The Fund shall have delivered and the Underwriter shall have received evidence satisfactory to it that the MMP Shares are rated at least Aaa by Moody's Investors Service, Inc. and AAA by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies as of the Delivery Date, and subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the MMP Shares by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Rules and Regulations and (ii) no such organization shall have publicly announced that is has under surveillance or review, with possible negative implications, its rating of the MMP Shares.

         (o) Neither the Fund nor the Advisers shall have failed at or prior to the Delivery Date to have performed or complied with any of the agreements contained herein and required to be performed or complied with by them at or prior to the Delivery Date.

         (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Fund on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), including, without limitation, as a result of terrorist activities after the date hereof, or any other calamity or crisis as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the MMP Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (q) The Underwriter shall not have discovered and disclosed to the Fund on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of Morrison & Foerster LLP, counsel for the Underwriter, is material or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (r) The Fund and the Advisers shall have furnished to you such further certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund and the Advisers).

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

         Section 9. Indemnification and Contribution.

         (a) The Fund and the Advisers shall jointly and severally indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of MMP Shares), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Prospectus, the Registration Statement or in any amendment or supplement thereto including information deemed to be a part of the Registration Statement pursuant to Rule 430A of the Rules and Regulations, if applicable, or (B) in any Marketing Materials, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the MMP Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Fund nor the Advisers shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Fund nor the Advisers shall be liable in any such case to the extent that any such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Fund or the Advisers by or on behalf of the Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 9(e); or (ii) results solely from an untrue statement of material fact contained in, or the omission of a material fact from, a Preliminary Prospectus, which untrue statement or omission was corrected in the Prospectus (as then amended or supplemented) if (A) the Underwriter sold Shares to the person alleging such loss, claim, damage, liability or action without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented), (B) within a reasonable amount of time prior to such sale or such confirmation, the Fund had furnished to the Underwriter copies of the corrected Prospectus which, if delivered, would have cured the defect giving rise to such loss, claim, damage, liability or action, and (C) the Underwriter failed to deliver such corrected Prospectus. The foregoing indemnity agreement is in addition to any liability which the Fund or the Advisers may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

         (b) The Underwriter shall indemnify and hold harmless the Fund, its officers and employees, each of its trustees, and each person, if any, who controls the Fund within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Fund or any such trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Fund by or on behalf of the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(e), and shall reimburse the Fund and any such trustee, officer or controlling person for any legal or other expenses reasonably incurred by the Fund or any such trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Fund or any such trustee, officer, employee or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ separate counsel to represent the indemnified party, and its respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 9 if, the named parties to any such action, suit or proceeding (including any impleaded parties) include both an indemnified party (and/or its officers, employees, trustees and each person who controls the indemnified party within the meaning of the Securities Act) and the indemnifying party and the indemnified party shall have been advised by its counsel that representation of both the indemnified party (and/or its officers, employees, trustees and each person who controls the indemnified party within the meaning of the Securities
Act) and the indemnifying party would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) in the reasonable judgment of the indemnified party, it is advisable for the indemnified party and its directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel shall be paid by the Fund or the Advisers. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Fund and the Advisers (treated jointly as one person for this purpose) on the one hand and the Underwriter on the other from the offering of the MMP Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers (treated jointly as one person for this purpose) on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Advisers (treated jointly as one person for this purpose) on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the MMP Shares purchased under this Agreement (before deducting expenses) received by the Fund, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the MMP Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the MMP Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Advisers, on one hand, or the Underwriter, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Fund, the Advisers and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the MMP Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The Underwriter confirms and the Fund and the Advisers acknowledge that the statements set forth in the last sentence on the front cover page, the name of the Underwriter and paragraphs five and eleven under the section "Underwriting," in the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Fund specifically for inclusion in the Registration Statement and the Prospectus.

         Section 10. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Fund prior to delivery of and payment for the MMP Shares if, prior to that time, any of the events described in Sections 8(k) or 8(p), shall have occurred or if the Underwriter shall decline to purchase the MMP Shares for any reason permitted under this Agreement.

         Section 11. Reimbursement of Underwriter's Expenses. If (a) the Fund shall fail to tender the MMP Shares for delivery to the Underwriter by reason of any failure, refusal or inability on the part of the Fund to perform any agreement on its part to be performed, or because any other condition of the Underwriter's obligations hereunder required to be fulfilled by the Fund is not fulfilled or (b) the Underwriter declines to purchase the MMP Shares because of a failure by the Fund or the Adviser to perform their respective obligations under this Agreement, the Fund shall reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the MMP Shares, and upon demand the Fund shall pay the full amount thereof to the Underwriter.

         Section 12. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Attention: Syndicate Department (Fax: 646-758-4231), with a copy, in the case of any notice pursuant to Section 9(c) the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, NY 10022; and with a copy to Morrison & Foerster LLP, 1290 Avenue of the Americas,

New York, New York 10104, Attention: Anna T. Pinedo, Esq. (Fax: (212-468-7900; Telephone (212) 468-8179);

         (b) if to the Fund, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Fund set forth in the Registration Statement, Attention: W. Scott Jardine (Fax: 630-322-7437); with a copy to Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, Attention:
Eric F. Fess, Esq. (Fax: (312) 516-1981; Telephone (312) 845-3000); and

         (c) if to the Sub-Adviser, shall be delivered or sent by mail, telex or facsimile transmission to Four Corners Capital Management, LLC, 633 W. Fifth Street, Suite 4900, Los Angeles, California, 90071, Attention: Michael P. McAdams, with a copy to Spolin Silverman Cohen & Bartlett LLP, 1620 26th Street, Suite 2000N, Santa Monica, California, 90404, Attention: Theodore J. Cohen. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Fund shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter.

         Section 13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Fund, the Advisers, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Fund and the Advisers contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of trustees of the Fund, officers of the Fund who have signed the Registration Statement and any person controlling the Fund within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         Section 14. Survival. The respective indemnities, representations, warranties and agreements of the Fund and the Underwriter contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         Section 15. Definition of the Term "Business Day". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         Section 16. Trademarks. Lehman Brothers, Inc. hereby licenses the Fund, on a non-exclusive basis, to use its trademarks "Money Market Cumulative Preferred" and "MMP" in connection with the MMP Shares. The Fund agrees that, other that in connection with and in reference to the MMP Shares, it will make no use of such trademarks without the prior written consent of Lehman Brothers Inc. The provisions of this Section 16 shall survive the delivery of the MMP Shares and shall remain in full force and effect.

         Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         Section 18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         Section 19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         Section 20. Limitation of Liability. A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement has been executed on behalf of the Fund by an officer of the Fund in such capacity and not individually and the obligations of the Fund under this Agreement are not binding upon such officer or any of the trustees or the shareholders of the fund individually but are binding only upon the assets and property of the Fund.

         If the foregoing correctly sets forth the agreement among the Fund, the Advisers and the Underwriter, please indicate your acceptance in the space provided for that purpose below.


Very truly yours,

                           FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                           RATE INCOME FUND

                           By:
                           ------------------------------------------
                           Name:
                           Title:



                           FIRST TRUST ADVISORS L.P.

                           By:
                           ------------------------------------------
                           Name:
                           Title:



                           FOUR CORNERS CAPITAL MANAGEMENT, LLC

                           By:
                           ------------------------------------------
                           Name:
                           Title:


Accepted:

LEHMAN BROTHERS INC.


By:
------------------------------------------
Name:
          Authorized Representative